================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 26, 2005
                                                        ------------------

                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         GEORGIA                       0-13787                 58-1563873
         -------                       -------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

           5445 CORPORATE DRIVE, SUITE 200                     48098-2683
                  TROY, MICHIGAN                               ----------
                  --------------
        (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 8.01.        OTHER EVENTS

         On September 26, 2005, INTERMET Corporation issued a press release disclosing developments in the bankruptcy proceedings involving the company and its domestic operating subsidiaries pending before the United States Bankruptcy Court for the Eastern District of Michigan. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:
         --------

         The following exhibit is being furnished herewith:

         99.1.  INTERMET Corporation press release dated September 26, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERMET CORPORATION


September 26, 2005                   By: /s/ Alan J. Miller
                                             Alan J. Miller
                                             Vice President, General Counsel and
                                             Assistant Secretary

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   99.1.          INTERMET Corporation press release dated September 26, 2005.
